EXHIBIT 99.1
                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the third quarter report on Form 10-QSB of Anticline Uranium, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Michael Coombs, Chief Executive Officer of the Company, its Chairman of the Board, and the equivalent of its Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  John Michael Coombs
---------------------------
John Michael Coombs
Chief Executive Officer and
Chairman of the Board

November 7, 2002